                                                                    EXHIBIT 10.5

                  FIRST AMENDMENT TO CREDIT AGREEMENT

                  FIRST AMENDMENT (this "First Amendment"), dated as of January 17, 2003, to the Amended and Restated Credit Agreement, dated as of March 8, 2002 (as heretofore amended, the "Credit Agreement"), among PENTON MEDIA, INC. (the "Borrower"), the Lenders party thereto, BANK OF AMERICA, N.A., as Syndication Agent, BANK ONE, NA and FLEET NATIONAL BANK, as Co-Documentation Agents, and THE BANK OF NEW YORK, as Administrative Agent.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrower has requested that the Lenders, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent amend the Credit Agreement as set forth herein; and

                  WHEREAS, the Lenders, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

                  2. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of "Commitment Fee Margin" and inserting in lieu thereof the following definition:

                  "Commitment Fee Margin" means 0.75%.

                  3. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby further amended by (i) deleting the "." at the end of the definition of "Eligible Receivables" and inserting in lieu thereof "; or"; and (ii) inserting the following new clause (p) at the end of the definition of "Eligible Receivables" thereby providing that, along with the others listed, a Receivable shall not be included in calculating Eligible Receivables if:

                  "(p) such Receivable arises from a trade show that has been completed."

                  4. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions of

"Aggregate Gross Proceeds," "Asset Disposition," "First Amendment Effective Date" and "Pending Asset Disposition" each in appropriate alphabetical order:

                  "Aggregate Gross Proceeds" has the meaning assigned to such term in Section 2.5(c).

                  "Asset Disposition" has the meaning assigned to such term in
                  Section 2.5(c).

                  "First Amendment Effective Date" means the date on which the First Amendment to the Credit Agreement becomes effective in accordance with the terms of such First Amendment.

                  "Pending Asset Disposition" means (and is limited to) the disposition of the assets and/or Equity Interests of one or more of the following of the Borrowers' operations: (i) Professional Trade Shows/ISOA; and/or (ii) Used Equipment Directory.

                  5. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby further amended by deleting the second and third sentences of the definition of "Revolving Commitment" and inserting in lieu thereof the following:

                  "The amount of each applicable Lender's Revolving Commitment is set forth on Schedule 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The total Revolving Commitments shall be $32,000,000."

                  6. Amendment to Section 2.5 (Termination and Reduction of Revolving Commitments). Section 2.5 of the Credit Agreement is hereby amended by (i) re-lettering clauses (c) and (d) thereof as clauses (e) and (f) respectively; and (ii) inserting the following new clauses (c) and (d):

                  "(c) Immediately upon the closing of one or more sales, transfers, leases or other dispositions of assets and/or dispositions or issuances of Equity Interests (other than Disqualified Equity) by the Borrower and/or any Subsidiaries pursuant to Section 7.5(d) (each an "Asset Disposition"), the Revolving Commitments shall be reduced by fifty percent (50%) times: (i) in the case of a Pending Asset Disposition, (A) the amount of the combined Aggregate Gross Proceeds up to $6,000,000 and (B) the amount by which the combined Aggregate Gross Proceeds exceed $7,500,000; and (ii) in the case of all other Asset Dispositions, the amount of the Aggregate Gross Proceeds. For the purposes of this Section 2.5(c), "Aggregate Gross Proceeds" shall mean all consideration of whatever kind or nature received or to be received by the Borrower and/or any Subsidiary in connection with an Asset Disposition, including but not limited to the maximum amount of any and all contingent and/or unliquidated payments that may be received at any time by the Borrower."

                  "(d) There shall be an automatic one-time reduction in the Revolving Commitments of $10,000,000, in addition to any other reductions provided for in this Credit Agreement (including but not limited to those in Section 2.5 (b) and (c) above), at such time as the aggregate sum of the cash and cash equivalents of the Loan Parties equals or exceeds $40,000,000."

                  7.       Amendment to Section 2.7 (Prepayment of Loans).
Section 2.7 of the Credit Agreement is hereby amended by deleting the fourth through seventh sentences of clause (e) and inserting in lieu thereof the following:

                  "Each voluntary partial prepayment of any Borrowing hereunder (other than Swingline Borrowings) shall, when added to the amount of each concurrent prepayment of other Borrowings (other than Swingline Borrowings), be in an integral multiple of $250,000 and not less than $1,000,000."

                  8. Amendment to Section 6.1 (Financial Statements and Other Information). Section 6.1 of the Credit Agreement is hereby amended by deleting clause (d) in its entirety and inserting in lieu thereof the following new clause (d):

                  "(d) as promptly as practicable, but in any event not later than the 30th day after the end of each calendar month, (1) its consolidated profit and loss statement; and (2) divisional revenue and EBITDA report."

                  9. Amendment to Section 6.1 (Financial Statements and Other Information). Section 6.1 of the Credit Agreement is hereby further amended by deleting clause (g) in its entirety and inserting in lieu thereof the following new clause (g):

                  "(g) by no later than February 15 of each fiscal year, a budget and business plan for the current fiscal year in the form approved by the Borrower's board of directors, together with a business forecast for the current fiscal year, all in form, scope and detail satisfactory to the Administrative Agent and on a quarterly basis for each fiscal quarter of such succeeding fiscal year;"

                  10. Amendment to Section 6.1 (Financial Statements and Other Information). Section 6.1 of the Credit Agreement is hereby further amended by deleting clause (j) in its entirety and inserting in lieu thereof the following new clause (j):

                  "(j) as promptly as practicable, but in any event not later than the 15th day after the end of each calendar month, (i) a Borrowing Base Certificate setting forth the Borrowing Base as of last

                  Business Day of such calendar month, together with a detailed aging report with respect to the Receivables and (ii) the cash balance report as of the last day of such calendar month."

                  11. Amendment to Section 7.5 (Asset Sales; Issuance of Equity Interests by Subsidiaries). Section 7.5 of the Credit Agreement is hereby amended by deleting clause (d) in its entirety and inserting in lieu thereof the following new clause (d):

                  "(d) other sales, transfers, leases and other dispositions of assets by the Borrower or any of its Subsidiaries, and issuances of Equity Interests (other than Disqualified Equity) by the Subsidiaries, provided that (i) (A) subsequent to December 31, 2002, the aggregate fair market value of all assets, sold, transferred, leased or otherwise disposed of, and Equity Interests issued, in reliance upon this clause (d) (but not including the Pending Asset Dispositions), shall not at any time exceeds $3,561,400 in the aggregate, (B) all sales, transfers, leases and other dispositions, and all Equity Interests, issued under this clause (d) other than any Pending Asset Disposition shall be made for fair value and at least eighty-five percent (85%) of the Aggregate Gross Proceeds therefor shall be paid in cash, and (C) at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, or (ii) Super-majority Lenders shall have consented thereto."

                  12. Amendment to Schedule 2.1. Schedule 2.1 of the Credit Agreement is hereby amended in its entirety in the form of Schedule 2.1 annexed hereto.

                  13. Use of Proceeds. The Borrower hereby acknowledges and agrees that until such time as the obligations under the Credit Agreement and other Loan Documents are paid in full and there shall no longer be any obligation to make Loans or advances or issue letters of credit (or guaranties in respect thereof) thereunder and there shall no longer be any letter of credit (or guaranty in respect thereof) outstanding thereunder or such letter of credit (or guaranty in respect thereof) shall have been fully collateralized (in accordance with the Loan Documents), the proceeds from the sale of any asset sale authorized pursuant to Section 7.5(d) of the Credit Agreement, as amended hereby, shall be distributed in a manner that is not inconsistent with Section
3.4 of the Intercreditor Agreement.

                  14. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Article IV of the Credit Agreement. The Borrower represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

                  15. Effectiveness. This First Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) the Administrative Agent receives counterparts of this First Amendment duly executed by the Borrower and the

Super-majority Lenders; (ii) the Administrative Agent has received from the Borrower for the account of each Lender that has executed and delivered this First Amendment to the Administrative Agent by 12:00 noon (New York time) on the date hereof, an amendment fee equal to 0.125% of the amount of such Lender's reduced Revolving Commitment (as reflected in the amended Schedule 2.1 annexed hereto); and (iii) Borrower has paid all fees and expenses of the Administrative Agent, including but limited to the fees and expenses of its counsel in connection with the Credit Agreement.

         16. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment, modification or waiver of or in any way affect any provision of the Credit Agreement or the Loan Documents, except as expressly provided herein, shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent and shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect any right, power or remedy of any Lender, the Syndication Agent, each Co-Documentation Agent or the Administrative Agent under any of the Loan Documents. Except as expressly amended hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.

         17. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

         18. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                              PENTON MEDIA, INC.

                                              By: ______________________________
                                              Name: ____________________________
                                              Title: ___________________________

CONSENTED AND AGREED TO:

DONOHUE MEEHAN PUBLISHING COMPANY
INTERNET WORLD MEDIA, INC.
ONE, INC.
PMI TWO, INC.
PENTON INTERNET, INC.
STARDUST.COM
DUKE INVESTMENTS, INC.
DUKE COMMUNICATIONS INTERNATIONAL, INC.
PTS DELAWARE, INC.
TECH CONFERENCES, INCORPORATED
HEALTHWELL.COM, INC.

AS TO EACH OF THE FOLLOWING:

By: _______________________
Name: _____________________
Title: ____________________

                                             THE BANK OF NEW YORK, individually
                                             and as Administrative Agent

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             BANK OF AMERICA, N.A., individually
                                             and as Syndication Agent

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             BANK ONE, NA, individually and as
                                             a Co-Documentation Agent

                                             By: _____________________________
                                             Name: ___________________________
                                             Title: __________________________

                                             FLEET NATIONAL BANK, individually
                                             and as a Co-Documentation Agent

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             ALLFIRST BANK

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             BANK OF MONTREAL

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             CREDIT AGRICOLE INDOSUEZ

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             DRESDNER BANK AG, NEW YORK
                                             AND GRAND CAYMAN BRANCHES

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             THE HUNTINGTON NATIONAL BANK

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             PNC BUSINESS CREDIT

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             NATIONAL CITY BANK

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             BNP PARIBAS

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             CITIZENS BANK OF MASSACHUSETTS

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             SUNTRUST BANK

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                             KEY CORPORATE CAPITAL INC.

                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                               PENTON SCHEDULE 2.1
                             REVOLVING COMMITMENTS(1)

                LENDER                                  REVOLVING COMMITMENT
--------------------------------------          ----------------------------
--------------------------------------          ----------------------------
THE BANK OF NEW YORK                                       [$ 4,266,946]
--------------------------------------          ----------------------------
BANK OF AMERICA, N.A.                                      [$  4,419271]
--------------------------------------          ----------------------------
BANK ONE, NA                                               [$ 2,201,758]
--------------------------------------          ----------------------------
FLEET NATIONAL BANK                                        [$ 3,643,608]
--------------------------------------          ----------------------------
ALLFIRST BANK                                              [$ 1,271,860]
--------------------------------------          ----------------------------
BANK OF MONTREAL                                           [$   953,895]
--------------------------------------          ----------------------------
CREDIT AGRICOLE INDOSUEZ                                   [$   953,895]
--------------------------------------          ----------------------------
DRESDNER BANK AG, NEW YORK                                 [$ 2,609,281]
AND GRAND CAYMAN BRANCHES
--------------------------------------          ----------------------------
THE HUNTINGTON NATIONAL BANK                               [$   981,876]
--------------------------------------          ----------------------------
PNC BUSINESS CREDIT                                        [$   815,911]
--------------------------------------          ----------------------------
NATIONAL CITY BANK                                         [$ 2,290,111]
--------------------------------------          ----------------------------
BNP PARIBAS                                                [$ 1,494,435]
--------------------------------------          ----------------------------
CITIZENS BANK OF MASSACHUSETTS                             [$ 2,337,679]
--------------------------------------          ----------------------------
SUNTRUST BANK                                              [$ 1,711,780]
--------------------------------------          ----------------------------
KEY CORPORATE CAPITAL INC.                                 [$ 2,047,694]
--------------------------------------          ----------------------------
TOTAL:                                                      $32,000,000
--------------------------------------          ----------------------------

-------------------------------

(1)      After giving effect to the reductions upon the First Amendment
Effective Date.